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                                                                EXHIBIT 10.27(b)

                    [INTROGEN THERAPEUTICS, INC. LETTERHEAD]

                                                                  CERTIFIED MAIL
                                                        RETURN RECEIPT REQUESTED

January 28, 2000                                            VIA FAX 510 758-4397


Mr. Paul Hastings
President & COO
Dr. John Statler, Ph.D.
General Manager
LXR Biotechnology, Inc.
3095 Richmond Parkway, Suite 213
Richmond, CA 94806


     Re:   Exercise of Option to Negotiate

Dear Mr. Hastings and Dr. Statler:

Introgen hereby exercises its option to commence good faith negotiations to enter into a license agreement, as provided for in Article 5 of the Evaluation and Exclusive Option Agreement, with respect to the BAK technology.

Please advise us who to contact on your side to commence negotiations. In the meantime, please feel free to contact me if you have any questions or comments.

Very truly yours,

/s/ DAVID L. PARKER/CPL

David L. Parker
V.P., Intellectual Property

Cc: David Nance
    Dr. Mahendra Shah